UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2017

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 1, 2017, Green Brick Partners, Inc., a Delaware corporation (the “Company”), as borrower, entered into the Third Amendment to Credit Agreement (the “Third Amendment”), with the lenders named therein, Flagstar Bank, FSB (“Flagstar”), as successor administrative agent, and Citibank, N.A., as existing administrative agent, which further amends the Credit Agreement, dated December 15, 2015 (as amended by the First Amendment to Credit Agreement, dated August 31, 2016 and Amendment No. 2 to the Credit Agreement, dated December 1, 2016, the “Credit Agreement”), between the Company, the lenders named therein, and Citibank, N.A., as administrative agent, providing for a senior, unsecured revolving credit facility (the “Unsecured Revolving Credit Facility”). Pursuant to the Third Amendment, Flagstar increased its commitment under the Unsecured Revolving Credit Facility from $35.0 million to $70.0 million and Credit Suisse AG, Cayman Islands Branch, increased its commitment under the Unsecured Revolving Credit Facility from $15.0 million to $25.0 million, which increased the aggregate lending commitments available under the Unsecured Revolving Credit Facility from $85.0 million to $130.0 million. The Third Amendment also increased the maximum amount of the Unsecured Revolving Credit Facility from $110.0 million to a maximum aggregate amount of $200.0 million, which further increases are available at the Company’s option, prior to the termination date, subject to certain terms and conditions. In addition, the Third Amendment appoints Flagstar in the role as the sole lead arranger under the Credit Agreement.

The preceding description of the Credit Agreement and the Third Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibit 10.1, 10.2, 10.3, and 10.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the Company’s Current Reports on Form 8-K filed on December 18, 2015, September 1, 2016, and December 1, 2016 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 6, 2017, the Company issued a press release announcing the Third Amendment. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Credit Agreement, dated as of December 15, 2015, among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2015 (File No. 001-33530)).
10.2	First Amendment to Credit Agreement, dated as of August 31, 2016, by and among Green Brick Partners, Inc., Flagstar Bank, FSB, the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 1, 2016 (File No. 001-33530)).
10.3	Amendment No. 2 to the Credit Agreement, dated as of December 1, 2016, by and among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as agent (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 1, 2016 (File No. 001-33530)).
10.4	Third Amendment to Credit Agreement, dated as of September 1, 2017, by and among Green Brick Partners, Inc., the lenders named therein, Flagstar Bank, FSB, as successor administrative agent, and Citibank, N.A., as existing administrative agent.
99.1	Press Release, dated September 6, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: September 6, 2017

Exhibit Index

Exhibit No.	Description of Exhibit
10.1	Credit Agreement, dated as of December 15, 2015, among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2015 (File No. 001-33530)).
10.2	First Amendment to Credit Agreement, dated as of August 31, 2016, by and among Green Brick Partners, Inc., Flagstar Bank, FSB, the lenders named therein, and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 1, 2016 (File No. 001-33530)).
10.3	Amendment No. 2 to the Credit Agreement, dated as of December 1, 2016, by and among Green Brick Partners, Inc., the lenders named therein, and Citibank, N.A., as agent (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 1, 2016 (File No. 001-33530)).
10.4	Third Amendment to Credit Agreement, dated as of September 1, 2017, by and among Green Brick Partners, Inc., the lenders named therein, Flagstar Bank, FSB, as successor administrative agent, and Citibank, N.A., as existing administrative agent.
99.1	Press Release, dated September 6, 2017.